EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 151-155 and pages 156-158, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q19 Change					2019 Change
SELECTED INCOME STATEMENT DATA	2Q19		1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019		2018	2018
Reported Basis
Total net revenue	$28,832		$29,123	$26,109	$27,260	$27,753	(1)%	4%	$57,955		$55,660	4%
Total noninterest expense	16,341		16,395	15,720	15,623	15,971	—	2	32,736		32,051	2
Pre-provision profit	12,491		12,728	10,389	11,637	11,782	(2)	6	25,219		23,609	7
Provision for credit losses	1,149		1,495	1,548	948	1,210	(23)	(5)	2,644		2,375	11
NET INCOME	9,652		9,179	7,066	8,380	8,316	5	16	18,831		17,028	11

Managed Basis (a)
Total net revenue	29,566		29,851	26,804	27,822	28,388	(1)	4	59,417		56,908	4
Total noninterest expense	16,341		16,395	15,720	15,623	15,971	—	2	32,736		32,051	2
Pre-provision profit	13,225		13,456	11,084	12,199	12,417	(2)	7	26,681		24,857	7
Provision for credit losses	1,149		1,495	1,548	948	1,210	(23)	(5)	2,644		2,375	11
NET INCOME	9,652		9,179	7,066	8,380	8,316	5	16	18,831		17,028	11

EARNINGS PER SHARE DATA
Net income: Basic	$2.83		$2.65	$1.99	$2.35	$2.31	7	23	$5.48		$4.69	17
Diluted	2.82		2.65	1.98	2.34	2.29	6	23	5.46		4.66	17
Average shares: Basic	3,250.6		3,298.0	3,335.8	3,376.1	3,415.2	(1)	(5)	3,274.3		3,436.7	(5)
Diluted	3,259.7		3,308.2	3,347.3	3,394.3	3,434.7	(1)	(5)	3,283.9		3,457.1	(5)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$357,479		$328,387	$319,780	$375,239	$350,204	9	2	$357,479		$350,204	2
Common shares at period-end	3,197.5		3,244.0	3,275.8	3,325.4	3,360.9	(1)	(5)	3,197.5		3,360.9	(5)
Book value per share	73.77		71.78	70.35	69.52	68.85	3	7	73.77		68.85	7
Tangible book value per share (“TBVPS”) (b)	59.42		57.62	56.33	55.68	55.14	3	8	59.42		55.14	8
Cash dividends declared per share	0.80		0.80	0.80	0.80	0.56	—	43	1.60		1.12	43

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	16%		16%	12%	14%	14%			16%		14%
Return on tangible common equity (“ROTCE”) (b)	20		19	14	17	17			20		18
Return on assets	1.41		1.39	1.06	1.28	1.28			1.40		1.32

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (d)	12.2%	(e)	12.1%	12.0%	12.0%	12.0%			12.2%	(e)	12.0%
Tier 1 capital ratio (d)	13.9	(e)	13.8	13.7	13.6	13.6			13.9	(e)	13.6
Total capital ratio (d)	15.8	(e)	15.7	15.5	15.4	15.5			15.8	(e)	15.5
Tier 1 leverage ratio (d)	8.0	(e)	8.1	8.1	8.2	8.2			8.0	(e)	8.2
Supplementary leverage ratio (“SLR”)	6.4	(e)	6.4	6.4	6.5	6.5			6.4	(e)	6.5

(a)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

(b)
TBVPS and ROTCE are each non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, refer to page 9. For a further discussion of these measures, refer to page 28.

(c)	Quarterly ratios are based upon annualized amounts.

(d)
The Basel III capital rules became fully phased-in effective January 1, 2019. The capital adequacy of the Firm is evaluated against the fully phased-in measures under Basel III and represents the lower of the Standardized or Advanced approaches. During 2018 the required capital measures were subject to the transitional rules and as of December 31, 2018 and September 30, 2018, were the same on a fully phased-in and on a transitional basis. For additional information on these measures, refer to Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 32-36 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

(e)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,727,379	$2,737,188	$2,622,532	$2,615,183	$2,590,050	—%	5%	$2,727,379	$2,590,050	5%
Loans:
Consumer, excluding credit card loans	352,722	363,914	373,732	376,062	374,697	(3)	(6)	352,722	374,697	(6)
Credit card loans	157,576	150,527	156,632	147,881	145,255	5	8	157,576	145,255	8
Wholesale loans	446,591	441,804	454,190	430,375	428,462	1	4	446,591	428,462	4
Total Loans	956,889	956,245	984,554	954,318	948,414	—	1	956,889	948,414	1
Core loans (a)	908,971	905,943	931,856	899,006	889,433	—	2	908,971	889,433	2
Core loans (average) (a)	905,786	916,567	907,271	894,279	877,640	(1)	3	911,146	869,410	5

Deposits:
U.S. offices:
Noninterest-bearing (b)	394,237	388,572	386,709	388,686	398,921	1	(1)	394,237	398,921	(1)
Interest-bearing (b)	841,397	826,723	813,881	800,905	806,274	2	4	841,397	806,274	4
Non-U.S. offices:
Noninterest-bearing (b)	20,419	21,090	21,459	21,438	18,562	(3)	10	20,419	18,562	10
Interest-bearing (b)	268,308	257,056	248,617	247,733	228,365	4	17	268,308	228,365	17
Total deposits	1,524,361	1,493,441	1,470,666	1,458,762	1,452,122	2	5	1,524,361	1,452,122	5

Long-term debt	288,869	290,893	282,031	270,124	273,114	(1)	6	288,869	273,114	6
Common stockholders’ equity	235,894	232,844	230,447	231,192	231,390	1	2	235,894	231,390	2
Total stockholders’ equity	262,887	259,837	256,515	258,956	257,458	1	2	262,887	257,458	2

Loans-to-deposits ratio	63%	64%	67%	65%	65%			63%	65%

Headcount	254,983	255,998	256,105	255,313	252,942	—	1	254,983	252,942	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$46	$52	$51	$35	$35	(12)	31

LINE OF BUSINESS NET REVENUE (c)
Consumer & Community Banking	$13,833	$13,751	$13,695	$13,290	$12,497	1	11	$27,584	$25,094	10
Corporate & Investment Bank	9,641	9,848	7,237	8,805	9,923	(2)	(3)	19,489	20,406	(4)
Commercial Banking	2,211	2,338	2,306	2,271	2,316	(5)	(5)	4,549	4,482	1
Asset & Wealth Management	3,559	3,489	3,439	3,559	3,572	2	—	7,048	7,078	—
Corporate	322	425	127	(103)	80	(24)	303	747	(152)	NM
TOTAL NET REVENUE	$29,566	$29,851	$26,804	$27,822	$28,388	(1)	4	$59,417	$56,908	4

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$4,174	$3,963	$4,028	$4,086	$3,412	5	22	$8,137	$6,738	21
Corporate & Investment Bank	2,935	3,251	1,975	2,626	3,198	(10)	(8)	6,186	7,172	(14)
Commercial Banking	996	1,053	1,036	1,089	1,087	(5)	(8)	2,049	2,112	(3)
Asset & Wealth Management	719	661	604	724	755	9	(5)	1,380	1,525	(10)
Corporate	828	251	(577)	(145)	(136)	230	NM	1,079	(519)	NM
NET INCOME	$9,652	$9,179	$7,066	$8,380	$8,316	5	16	$18,831	$17,028	11

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, refer to page 28.

(b)
In the second quarter of 2019, the Firm reclassified balances related to certain structured notes from interest-bearing to noninterest-bearing deposits as the associated returns are recorded in principal transactions revenue and not in net interest income. This change was applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(c)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
REVENUE	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
Investment banking fees	$1,851	$1,840	$1,814	$1,832	$2,168	1%	(15)%	$3,691	$3,904	(5)%
Principal transactions	3,714	4,076	1,361	2,964	3,782	(9)	(2)	7,790	7,734	1
Lending- and deposit-related fees	1,535	1,482	1,538	1,542	1,495	4	3	3,017	2,972	2
Asset management, administration and commissions	4,353	4,114	4,195	4,310	4,304	6	1	8,467	8,613	(2)
Investment securities gains/(losses)	44	13	(24)	(46)	(80)	238	NM	57	(325)	NM
Mortgage fees and related income	279	396	203	262	324	(30)	(14)	675	789	(14)
Card income	1,366	1,274	1,366	1,328	1,020	7	34	2,640	2,295	15
Other income	1,292	1,475	1,302	1,160	1,255	(12)	3	2,767	2,881	(4)
Noninterest revenue	14,434	14,670	11,755	13,352	14,268	(2)	1	29,104	28,863	1
Interest income (a)	21,603	21,389	20,601	19,439	18,566	1	16	42,992	36,060	19
Interest expense (a)	7,205	6,936	6,247	5,531	5,081	4	42	14,141	9,263	53
Net interest income	14,398	14,453	14,354	13,908	13,485	—	7	28,851	26,797	8
TOTAL NET REVENUE	28,832	29,123	26,109	27,260	27,753	(1)	4	57,955	55,660	4

Provision for credit losses	1,149	1,495	1,548	948	1,210	(23)	(5)	2,644	2,375	11

NONINTEREST EXPENSE
Compensation expense	8,547	8,937	7,809	8,108	8,338	(4)	3	17,484	17,200	2
Occupancy expense	1,060	1,068	1,069	1,014	981	(1)	8	2,128	1,869	14
Technology, communications and equipment expense	2,378	2,364	2,361	2,219	2,168	1	10	4,742	4,222	12
Professional and outside services	2,212	2,039	2,169	2,086	2,126	8	4	4,251	4,247	—
Marketing	862	879	894	798	798	(2)	8	1,741	1,598	9
Other expense (b)	1,282	1,108	1,418	1,398	1,560	16	(18)	2,390	2,915	(18)
TOTAL NONINTEREST EXPENSE	16,341	16,395	15,720	15,623	15,971	—	2	32,736	32,051	2
Income before income tax expense	11,342	11,233	8,841	10,689	10,572	1	7	22,575	21,234	6
Income tax expense/(benefit) (c)	1,690	2,054	1,775	2,309	2,256	(18)	(25)	3,744	4,206	(11)
NET INCOME	$9,652	$9,179	$7,066	$8,380	$8,316	5	16	$18,831	$17,028	11

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.83	$2.65	$1.99	$2.35	$2.31	7	23	$5.48	$4.69	17
Diluted earnings per share	2.82	2.65	1.98	2.34	2.29	6	23	5.46	4.66	17

FINANCIAL RATIOS
Return on common equity (d)	16%	16%	12%	14%	14%			16%	14%
Return on tangible common equity (d)(e)	20	19	14	17	17			20	18
Return on assets (d)	1.41	1.39	1.06	1.28	1.28			1.40	1.32
Effective income tax rate (c)	14.9	18.3	20.1	21.6	21.3			16.6	19.8
Overhead ratio	57	56	60	57	58			56	58

(a)
In the second quarter of 2019, the Firm implemented certain presentation changes that impacted interest income and interest expense, but had no effect on net interest income. These changes were made to align the accounting treatment between the balance sheet and the related interest income or expense, primarily by offsetting interest income and expense for certain prime brokerage-related held-for-investment customer receivables and payables that are currently presented as a single margin account on the balance sheet. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(b)
Included Firmwide legal expense/(benefit) of $69 million, $(81) million, $(18) million, $20 million and $0 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively; and $(12) million and $70 million for the six months ended June 30, 2019 and 2018, respectively.

(c)	The three and six months ended June 30, 2019 reflected income tax benefits of $768 million and $874 million, respectively, due to the resolution of certain tax audits.

(d)	Quarterly ratios are based upon annualized amounts.

(e)	For further discussion of ROTCE, refer to page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Jun 30, 2019
								Change
	Jun 30,	Mar 31,		Dec 31,	Sep 30,		Jun 30,	Mar 31,	Jun 30,
	2019	2019		2018	2018		2018	2019	2018
ASSETS
Cash and due from banks	$23,164	$21,946		$22,324	$23,225		$23,680	6%	(2)%
Deposits with banks	244,874	280,658		256,469	395,872		381,500	(13)	(36)
Federal funds sold and securities purchased under
resale agreements	267,864	299,140		321,588	217,632		226,505	(10)	18
Securities borrowed	130,661	123,186		111,995	122,434		108,246	6	21
Trading assets:
Debt and equity instruments	470,495	483,069		359,501	359,765		360,289	(3)	31
Derivative receivables	52,878	50,333		54,213	60,062		58,510	5	(10)
Investment securities	307,264	267,365		261,828	231,398		233,015	15	32
Loans	956,889	956,245		984,554	954,318		948,414	—	1
Less: Allowance for loan losses	13,166	13,533		13,445	13,128		13,250	(3)	(1)
Loans, net of allowance for loan losses	943,723	942,712		971,109	941,190		935,164	—	1
Accrued interest and accounts receivable	88,399	72,240		73,200	78,792		75,669	22	17
Premises and equipment	24,665	24,160	(a)	14,934	14,180		14,132	2	75
Goodwill, MSRs and other intangible assets	53,302	54,168		54,349	54,697		54,535	(2)	(2)
Other assets	120,090	118,211		121,022	115,936		118,805	2	1
TOTAL ASSETS	$2,727,379	$2,737,188		$2,622,532	$2,615,183		$2,590,050	—	5

LIABILITIES
Deposits	$1,524,361	$1,493,441		$1,470,666	$1,458,762		$1,452,122	2	5
Federal funds purchased and securities loaned or sold
under repurchase agreements	201,683	222,677		182,320	181,608		175,293	(9)	15
Short-term borrowings	59,890	71,305		69,276	64,635		63,918	(16)	(6)
Trading liabilities:
Debt and equity instruments	106,160	117,904		103,004	109,457		107,327	(10)	(1)
Derivative payables	41,479	39,003		41,769	41,693		42,511	6	(2)
Accounts payable and other liabilities	216,465	216,173	(a)	196,710	209,707		196,984	—	10
Beneficial interests issued by consolidated VIEs	25,585	25,955		20,241	20,241		21,323	(1)	20
Long-term debt	288,869	290,893		282,031	270,124		273,114	(1)	6
TOTAL LIABILITIES	2,464,492	2,477,351		2,366,017	2,356,227		2,332,592	(1)	6

STOCKHOLDERS’ EQUITY
Preferred stock	26,993	26,993		26,068	27,764	(b)	26,068	—	4
Common stock	4,105	4,105		4,105	4,105		4,105	—	—
Additional paid-in capital	88,359	88,170		89,162	89,333		89,392	—	(1)
Retained earnings	212,093	205,437		199,202	195,180		189,881	3	12
Accumulated other comprehensive income/(loss)	786	(558)		(1,507)	(2,425)		(1,138)	NM	NM
Shares held in RSU Trust, at cost	(21)	(21)		(21)	(21)		(21)	—	—
Treasury stock, at cost	(69,428)	(64,289)		(60,494)	(54,980)		(50,829)	(8)	(37)
TOTAL STOCKHOLDERS’ EQUITY	262,887	259,837		256,515	258,956		257,458	1	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,727,379	$2,737,188		$2,622,532	$2,615,183		$2,590,050	—	5

(a)
Effective January 1, 2019, the Firm adopted new accounting guidance that requires lessees to recognize on the Consolidated balance sheets all leases with lease terms greater than twelve months as a lease liability with a corresponding right-of-use (“ROU”) asset. Accordingly, the Firm recognized operating lease liabilities in Accounts payable and other liabilities and ROU assets in Premises and equipment of $8.2 billion and $8.1 billion, respectively, predominantly in Corporate and CCB.

(b)	Included $1.7 billion, which was redeemed on October 30, 2018.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
AVERAGE BALANCES	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
ASSETS
Deposits with banks	$289,838	$290,281	$364,332	$408,595	$425,942	—%	(32)%	$290,058	$424,880	(32)%
Federal funds sold and securities purchased under
resale agreements	288,781	288,478	256,258	208,439	205,001	—	41	288,631	201,700	43
Securities borrowed	126,157	123,467	120,930	117,057	112,464	2	12	124,820	111,106	12
Trading assets - debt instruments (a)	351,716	322,541	257,733	241,074	240,254	9	46	337,209	240,062	40
Investment securities	281,232	259,400	245,020	229,987	232,007	8	21	270,376	235,859	15
Loans	954,854	968,019	961,138	951,724	939,675	(1)	2	961,400	933,148	3
All other interest-earning assets (b)	46,516	46,708	49,038	46,429	50,662	—	(8)	46,611	49,920	(7)
Total interest-earning assets (a)	2,339,094	2,298,894	2,254,449	2,203,305	2,206,005	2	6	2,319,105	2,196,675	6
Trading assets - equity and other instruments (a)	120,545	108,598	100,655	119,915	128,414	11	(6)	114,605	126,149	(9)
Trading assets - derivative receivables	52,659	52,522	59,386	62,075	60,978	—	(14)	52,591	60,737	(13)
All other noninterest-earning assets	226,757	224,700	222,015	214,326	217,572	1	4	225,734	216,020	4
TOTAL ASSETS	$2,739,055	$2,684,714	$2,636,505	$2,599,621	$2,612,969	2	5	$2,712,035	$2,599,581	4
LIABILITIES
Interest-bearing deposits (a)	$1,104,051	$1,080,274	$1,061,038	$1,041,896	$1,044,738	2	6	$1,092,228	$1,038,502	5
Federal funds purchased and securities loaned or
sold under repurchase agreements	227,313	209,065	184,684	184,377	192,136	9	18	218,240	194,113	12
Short-term borrowings (a)(c)	58,262	67,074	65,804	52,779	53,016	(13)	10	62,643	50,622	24
Trading liabilities - debt and other interest-bearing liabilities (a)(d)	191,655	183,478	182,784	176,795	180,541	4	6	187,590	175,754	7
Beneficial interests issued by consolidated VIEs	26,713	22,829	19,982	19,921	20,906	17	28	24,782	22,226	12
Long-term debt (a)	246,053	248,302	240,095	241,878	242,913	(1)	1	247,171	245,541	1
Total interest-bearing liabilities (a)	1,854,047	1,811,022	1,754,387	1,717,646	1,734,250	2	7	1,832,654	1,726,758	6
Noninterest-bearing deposits (a)	408,243	399,468	405,255	410,966	415,757	2	(2)	403,880	414,790	(3)
Trading liabilities - equity and other instruments (a)	30,170	34,734	37,812	36,605	34,931	(13)	(14)	32,440	32,084	1
Trading liabilities - derivative payables	40,233	39,567	43,538	44,810	42,168	2	(5)	39,902	41,958	(5)
All other noninterest-bearing liabilities (a)	146,343	142,746	139,015	132,903	130,894	3	12	144,553	129,662	11
TOTAL LIABILITIES	2,479,036	2,427,537	2,380,007	2,342,930	2,358,000	2	5	2,453,429	2,345,252	5
Preferred stock	26,993	27,126	26,602	26,252	26,068	—	4	27,059	26,068	4
Common stockholders’ equity	233,026	230,051	229,896	230,439	228,901	1	2	231,547	228,261	1
TOTAL STOCKHOLDERS’ EQUITY	260,019	257,177	256,498	256,691	254,969	1	2	258,606	254,329	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,739,055	$2,684,714	$2,636,505	$2,599,621	$2,612,969	2	5	$2,712,035	$2,599,581	4

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	1.57%	1.64%	1.59%	1.54%	1.45%			1.60%	1.36%
Federal funds sold and securities purchased under
resale agreements	2.33	2.32	2.06	1.81	1.58			2.32	1.54
Securities borrowed (a)	1.48	1.30	1.19	0.84	0.68			1.40	0.55
Trading assets - debt instruments (a)	3.34	3.50	3.62	3.57	3.55			3.41	3.57
Investment securities	3.28	3.37	3.32	3.26	3.24			3.32	3.16
Loans	5.36	5.41	5.26	5.11	4.99			5.39	4.93
All other interest-earning assets (a)(b)	4.07	3.98	3.73	4.23	3.99			4.03	3.77
Total interest-earning assets (a)	3.73	3.80	3.65	3.53	3.40			3.76	3.34

INTEREST-BEARING LIABILITIES
Interest-bearing deposits (a)	0.88	0.82	0.73	0.62	0.51			0.85	0.47
Federal funds purchased and securities loaned or
sold under repurchase agreements	2.16	2.15	1.94	1.78	1.58			2.16	1.39
Short-term borrowings (a)(c)	2.49	2.59	2.34	2.17	1.97			2.54	1.87
Trading liabilities - debt and other interest-bearing liabilities (a)(d)	1.60	1.59	1.55	1.39	1.33			1.59	1.21
Beneficial interests issued by consolidated VIEs	2.63	2.66	2.53	2.41	2.33			2.64	2.22
Long-term debt (a)	3.69	3.82	3.58	3.37	3.31			3.76	3.08
Total interest-bearing liabilities (a)	1.56	1.55	1.41	1.28	1.17			1.56	1.08

INTEREST RATE SPREAD (a)	2.17%	2.25%	2.24%	2.25%	2.23%			2.20%	2.26%
NET YIELD ON INTEREST-EARNING ASSETS (a)	2.49%	2.57%	2.55%	2.53%	2.48%			2.53%	2.49%
Memo: Net yield on interest-earning assets excluding CIB Markets (f)	3.35%	3.43%	3.35%	3.30%	3.21%			3.39%	3.17%

(a)
In the second quarter of 2019, the Firm implemented certain presentation changes that impacted interest income and interest expense, but had no effect on net interest income. These changes were made to align the accounting treatment between the balance sheet and the related interest income or expense, primarily by offsetting interest income and expense for certain prime brokerage-related held-for-investment customer receivables and payables that are currently presented as a single margin account on the balance sheet. In addition, the Firm reclassified balances related to certain instruments and structured notes from interest-earning/bearing to noninterest-earning/bearing assets and liabilities as the associated returns are recorded in principal transactions revenue and not in net interest income. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(b)
Includes prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(c)	Includes commercial paper.

(d)	Other interest-bearing liabilities include prime brokerage-related customer payables.

(e)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(f)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. For further discussion of the net yield on interest-earning assets excluding CIB Markets, refer to page 28.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
OTHER INCOME
Other income - reported	$1,292	$1,475	$1,302	$1,160	$1,255	(12)%	3%	$2,767	$2,881	(4)%
Fully taxable-equivalent adjustments (a)	596	585	540	408	474	2	26	1,181	929	27
Other income - managed	$1,888	$2,060	$1,842	$1,568	$1,729	(8)	9	$3,948	$3,810	4

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,434	$14,670	$11,755	$13,352	$14,268	(2)	1	$29,104	$28,863	1
Fully taxable-equivalent adjustments (a)	596	585	540	408	474	2	26	1,181	929	27
Total noninterest revenue - managed	$15,030	$15,255	$12,295	$13,760	$14,742	(1)	2	$30,285	$29,792	2

NET INTEREST INCOME
Net interest income - reported	$14,398	$14,453	$14,354	$13,908	$13,485	—	7	$28,851	$26,797	8
Fully taxable-equivalent adjustments (a)	138	143	155	154	161	(3)	(14)	281	319	(12)
Net interest income - managed	$14,536	$14,596	$14,509	$14,062	$13,646	—	7	$29,132	$27,116	7

TOTAL NET REVENUE
Total net revenue - reported	$28,832	$29,123	$26,109	$27,260	$27,753	(1)	4	$57,955	$55,660	4
Fully taxable-equivalent adjustments (a)	734	728	695	562	635	1	16	1,462	1,248	17
Total net revenue - managed	$29,566	$29,851	$26,804	$27,822	$28,388	(1)	4	$59,417	$56,908	4

PRE-PROVISION PROFIT
Pre-provision profit - reported	$12,491	$12,728	$10,389	$11,637	$11,782	(2)	6	$25,219	$23,609	7
Fully taxable-equivalent adjustments (a)	734	728	695	562	635	1	16	1,462	1,248	17
Pre-provision profit - managed	$13,225	$13,456	$11,084	$12,199	$12,417	(2)	7	$26,681	$24,857	7

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$11,342	$11,233	$8,841	$10,689	$10,572	1	7	$22,575	$21,234	6
Fully taxable-equivalent adjustments (a)	734	728	695	562	635	1	16	1,462	1,248	17
Income before income tax expense - managed	$12,076	$11,961	$9,536	$11,251	$11,207	1	8	$24,037	$22,482	7

INCOME TAX EXPENSE
Income tax expense - reported	$1,690	$2,054	$1,775	$2,309	$2,256	(18)	(25)	$3,744	$4,206	(11)
Fully taxable-equivalent adjustments (a)	734	728	695	562	635	1	16	1,462	1,248	17
Income tax expense - managed	$2,424	$2,782	$2,470	$2,871	$2,891	(13)	(16)	$5,206	$5,454	(5)

OVERHEAD RATIO
Overhead ratio - reported	57%	56%	60%	57%	58%			56%	58%
Overhead ratio - managed	55	55	59	56	56			55	56

(a) Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$13,833	$13,751	$13,695	$13,290	$12,497	1%	11%	$27,584	$25,094	10%
Corporate & Investment Bank	9,641	9,848	7,237	8,805	9,923	(2)	(3)	19,489	20,406	(4)
Commercial Banking	2,211	2,338	2,306	2,271	2,316	(5)	(5)	4,549	4,482	1
Asset & Wealth Management	3,559	3,489	3,439	3,559	3,572	2	—	7,048	7,078	—
Corporate	322	425	127	(103)	80	(24)	303	747	(152)	NM
TOTAL NET REVENUE	$29,566	$29,851	$26,804	$27,822	$28,388	(1)	4	$59,417	$56,908	4

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,162	$7,211	$7,065	$6,982	$6,879	(1)	4	$14,373	$13,788	4
Corporate & Investment Bank	5,487	5,453	4,681	5,175	5,403	1	2	10,940	11,062	(1)
Commercial Banking	864	873	845	853	844	(1)	2	1,737	1,688	3
Asset & Wealth Management	2,596	2,647	2,621	2,585	2,566	(2)	1	5,243	5,147	2
Corporate	232	211	508	28	279	10	(17)	443	366	21
TOTAL NONINTEREST EXPENSE	$16,341	$16,395	$15,720	$15,623	$15,971	—	2	$32,736	$32,051	2

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,671	$6,540	$6,630	$6,308	$5,618	2	19	$13,211	$11,306	17
Corporate & Investment Bank	4,154	4,395	2,556	3,630	4,520	(5)	(8)	8,549	9,344	(9)
Commercial Banking	1,347	1,465	1,461	1,418	1,472	(8)	(8)	2,812	2,794	1
Asset & Wealth Management	963	842	818	974	1,006	14	(4)	1,805	1,931	(7)
Corporate	90	214	(381)	(131)	(199)	(58)	NM	304	(518)	NM
PRE-PROVISION PROFIT	$13,225	$13,456	$11,084	$12,199	$12,417	(2)	7	$26,681	$24,857	7

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,120	$1,314	$1,348	$980	$1,108	(15)	1	$2,434	$2,425	—
Corporate & Investment Bank	—	87	82	(42)	58	NM	NM	87	(100)	NM
Commercial Banking	29	90	106	(15)	43	(68)	(33)	119	38	213
Asset & Wealth Management	2	2	13	23	2	—	—	4	17	(76)
Corporate	(2)	2	(1)	2	(1)	NM	(100)	—	(5)	NM
PROVISION FOR CREDIT LOSSES	$1,149	$1,495	$1,548	$948	$1,210	(23)	(5)	$2,644	$2,375	11

NET INCOME/(LOSS)
Consumer & Community Banking	$4,174	$3,963	$4,028	$4,086	$3,412	5	22	$8,137	$6,738	21
Corporate & Investment Bank	2,935	3,251	1,975	2,626	3,198	(10)	(8)	6,186	7,172	(14)
Commercial Banking	996	1,053	1,036	1,089	1,087	(5)	(8)	2,049	2,112	(3)
Asset & Wealth Management	719	661	604	724	755	9	(5)	1,380	1,525	(10)
Corporate	828	251	(577)	(145)	(136)	230	NM	1,079	(519)	NM
TOTAL NET INCOME	$9,652	$9,179	$7,066	$8,380	$8,316	5	16	$18,831	$17,028	11

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2019
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2019 Change
	2019		2019	2018	2018	2018	2019	2018	2019	2018	2018
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$188,851	(e)	$186,116	$183,474	$184,972	$184,708	1%	2%
Tier 1 capital	215,487	(e)	212,644	209,093	210,589	210,321	1	2
Total capital	244,155	(e)	241,483	237,511	238,303	238,630	1	2
Risk-weighted assets	1,544,906	(e)	1,542,903	1,528,916	1,545,326	1,543,370	—	—
CET1 capital ratio	12.2%	(e)	12.1%	12.0%	12.0%	12.0%
Tier 1 capital ratio	13.9	(e)	13.8	13.7	13.6	13.6
Total capital ratio	15.8	(e)	15.7	15.5	15.4	15.5

Advanced
CET1 capital	$188,851	(e)	$186,116	$183,474	$184,972	$184,708	1	2
Tier 1 capital	215,487	(e)	212,644	209,093	210,589	210,321	1	2
Total capital	234,318	(e)	231,454	227,435	228,574	229,027	1	2
Risk-weighted assets	1,449,754	(e)	1,432,526	1,421,205	1,438,529	1,438,747	1	1
CET1 capital ratio	13.0%	(e)	13.0%	12.9%	12.9%	12.8%
Tier 1 capital ratio	14.9	(e)	14.8	14.7	14.6	14.6
Total capital ratio	16.2	(e)	16.2	16.0	15.9	15.9

Leverage-based capital metrics
Adjusted average assets (b)	$2,692,232	(e)	$2,637,741	$2,589,887	$2,552,612	$2,566,013	2	5
Tier 1 leverage ratio	8.0%	(e)	8.1%	8.1%	8.2%	8.2%

Total leverage exposure	3,367,220	(e)	3,309,501	3,269,988	3,235,518	3,255,296	2	3
SLR	6.4%	(e)	6.4%	6.4%	6.5%	6.5%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$235,894		$232,844	$230,447	$231,192	$231,390	1	2
Less: Goodwill	47,477		47,474	47,471	47,483	47,488	—	—
Less: Other intangible assets	732		737	748	781	806	(1)	(9)
Add: Deferred tax liabilities (d)	2,316		2,293	2,280	2,239	2,227	1	4
Total tangible common equity	$190,001		$186,926	$184,508	$185,167	$185,323	2	3

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$233,026		$230,051	$229,896	$230,439	$228,901	1	2	$231,547	$228,261	1%
Less: Goodwill	47,472		47,475	47,478	47,490	47,494	—	—	47,474	47,499	—
Less: Other intangible assets	741		744	765	795	822	—	(10)	741	833	(11)
Add: Deferred tax liabilities (d)	2,304		2,287	2,260	2,233	2,221	1	4	2,296	2,216	4
Total tangible common equity	$187,117		$184,119	$183,913	$184,387	$182,806	2	2	$185,628	$182,145	2

INTANGIBLE ASSETS (period-end)
Goodwill	$47,477		$47,474	$47,471	$47,483	$47,488	—	—
Mortgage servicing rights	5,093		5,957	6,130	6,433	6,241	(15)	(18)
Other intangible assets	732		737	748	781	806	(1)	(9)
Total intangible assets	$53,302		$54,168	$54,349	$54,697	$54,535	(2)	(2)

(a)
The Basel III capital rules became fully phased-in effective January 1, 2019. The capital adequacy of the Firm is evaluated against the fully phased-in measures under Basel III and represents the lower of the Standardized or Advanced approach. During 2018 the required capital measures were subject to the transitional rules and as of December 31, 2018 and September 30, 2018, were the same on a fully phased-in and on a transitional basis. For additional information on these measures, refer to Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 32-36 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)	For further discussion of TCE, refer to page 28.

(d)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
EARNINGS PER SHARE
Basic earnings per share
Net income	$9,652	$9,179	$7,066	$8,380	$8,316	5%	16%	$18,831	$17,028	11%
Less: Preferred stock dividends	404	374	384	379	379	8	7	778	788	(1)
Net income applicable to common equity	9,248	8,805	6,682	8,001	7,937	5	17	18,053	16,240	11
Less: Dividends and undistributed earnings allocated to
participating securities	56	52	41	53	57	8	(2)	108	121	(11)
Net income applicable to common stockholders	$9,192	$8,753	$6,641	$7,948	$7,880	5	17	$17,945	$16,119	11

Total weighted-average basic shares outstanding	3,250.6	3,298.0	3,335.8	3,376.1	3,415.2	(1)	(5)	3,274.3	3,436.7	(5)
Net income per share	$2.83	$2.65	$1.99	$2.35	$2.31	7	23	$5.48	$4.69	17

Diluted earnings per share
Net income applicable to common stockholders	$9,192	$8,753	$6,641	$7,948	$7,880	5	17	$17,945	$16,119	11
Total weighted-average basic shares outstanding	3,250.6	3,298.0	3,335.8	3,376.1	3,415.2	(1)	(5)	3,274.3	3,436.7	(5)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	9.1	10.2	11.5	18.2	19.5	(11)	(53)	9.6	20.4	(53)
Total weighted-average diluted shares outstanding	3,259.7	3,308.2	3,347.3	3,394.3	3,434.7	(1)	(5)	3,283.9	3,457.1	(5)
Net income per share	$2.82	$2.65	$1.98	$2.34	$2.29	6	23	$5.46	$4.66	17

COMMON DIVIDENDS
Cash dividends declared per share	$0.80	$0.80	$0.80	$0.80	$0.56	—	43	$1.60	$1.12	43
Dividend payout ratio	28%	30%	40%	34%	24%			29%	24%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	47.5	49.5	55.5	39.3	45.3	(4)	5	97.0	86.7	12
Average price paid per share of common stock	$109.83	$102.78	$106.80	$112.41	$109.67	7	—	$106.23	$111.15	(4)
Aggregate repurchases of common equity	5,210	5,091	5,928	4,416	4,968	2	5	10,301	9,639	7

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.0	17.7	1.2	1.0	0.6	(94)	67	18.7	20.4	(8)
Net impact of employee issuances on stockholders’ equity (b)	$258	$348	$240	$244	$272	(26)	(5)	$606	$203	199

(a)	On June 27, 2019, the Firm announced that it is authorized to repurchase up to $29.4 billion of common equity between July 1, 2019 and June 30, 2020, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$928	$873	$956	$936	$875	6%	6%	$1,801	$1,732	4%
Asset management, administration and commissions	664	618	610	626	591	7	12	1,282	1,166	10
Mortgage fees and related income	279	396	203	260	324	(30)	(14)	675	789	(14)
Card income	1,257	1,168	1,255	1,219	910	8	38	2,425	2,080	17
All other income	1,312	1,278	1,173	1,135	1,048	3	25	2,590	2,120	22
Noninterest revenue	4,440	4,333	4,197	4,176	3,748	2	18	8,773	7,887	11
Net interest income	9,393	9,418	9,498	9,114	8,749	—	7	18,811	17,207	9
TOTAL NET REVENUE	13,833	13,751	13,695	13,290	12,497	1	11	27,584	25,094	10

Provision for credit losses	1,120	1,314	1,348	980	1,108	(15)	1	2,434	2,425	—

NONINTEREST EXPENSE
Compensation expense	2,672	2,708	2,618	2,635	2,621	(1)	2	5,380	5,281	2
Noncompensation expense (a)	4,490	4,503	4,447	4,347	4,258	—	5	8,993	8,507	6
TOTAL NONINTEREST EXPENSE	7,162	7,211	7,065	6,982	6,879	(1)	4	14,373	13,788	4

Income before income tax expense	5,551	5,226	5,282	5,328	4,510	6	23	10,777	8,881	21
Income tax expense	1,377	1,263	1,254	1,242	1,098	9	25	2,640	2,143	23
NET INCOME	$4,174	$3,963	$4,028	$4,086	$3,412	5	22	$8,137	$6,738	21

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,797	$6,568	$6,567	$6,385	$6,131	3	11	$13,365	$11,853	13
Home Lending	1,118	1,346	1,322	1,306	1,347	(17)	(17)	2,464	2,856	(14)
Card, Merchant Services & Auto	5,918	5,837	5,806	5,599	5,019	1	18	11,755	10,385	13

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	353	200	(28)	108	93	77	280	553	188	194
Net mortgage servicing revenue (b)	(74)	196	231	152	231	NM	NM	122	601	(80)
Mortgage fees and related income	$279	$396	$203	$260	$324	(30)	(14)	$675	$789	(14)

FINANCIAL RATIOS
ROE	31%	30%	30%	31%	26%			31%	26%
Overhead ratio	52	52	52	53	55			52	55

(a)
Included operating lease depreciation expense of $959 million, $969 million, $927 million, $862 million and $827 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively, and $1.9 billion and $1.6 billion for the six months ended June 30, 2019 and 2018, respectively.

(b)
Included MSR risk management results of $(244) million, $(9) million, $(17) million, $(88) million and $(23) million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively, and $(253) million and $(6) million for the six months ended June 30, 2019 and 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$550,690	$552,486	$557,441	$560,432	$552,674	—%	—%	$550,690	$552,674	—%

Loans:
Consumer & Business Banking	26,616	26,492	26,612	26,451	26,272	—	1	26,616	26,272	1
Home equity	32,958	34,417	36,013	37,461	39,033	(4)	(16)	32,958	39,033	(16)
Residential mortgage	186,575	196,182	203,859	205,389	202,205	(5)	(8)	186,575	202,205	(8)
Home Lending	219,533	230,599	239,872	242,850	241,238	(5)	(9)	219,533	241,238	(9)
Card	157,576	150,527	156,632	147,881	145,255	5	8	157,576	145,255	8
Auto	62,073	62,786	63,573	63,619	65,014	(1)	(5)	62,073	65,014	(5)
Total loans	465,798	470,404	486,689	480,801	477,779	(1)	(3)	465,798	477,779	(3)
Core loans	418,177	420,417	434,466	425,917	419,295	(1)	—	418,177	419,295	—

Deposits	695,100	702,587	678,854	677,260	679,154	(1)	2	695,100	679,154	2
Equity	52,000	52,000	51,000	51,000	51,000	—	2	52,000	51,000	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$542,337	$553,832	$554,600	$551,080	$544,642	(2)	—	$548,053	$541,806	1

Loans:
Consumer & Business Banking	26,570	26,488	26,474	26,351	26,110	—	2	26,529	25,978	2
Home equity	33,676	35,224	36,703	38,211	39,898	(4)	(16)	34,446	40,836	(16)
Residential mortgage	191,009	203,725	205,471	204,689	201,587	(6)	(5)	197,332	200,129	(1)
Home Lending	224,685	238,949	242,174	242,900	241,485	(6)	(7)	231,778	240,965	(4)
Card	153,746	151,134	150,594	146,272	142,724	2	8	152,447	142,825	7
Auto	62,236	62,763	63,426	64,060	65,383	(1)	(5)	62,498	65,622	(5)
Total loans	467,237	479,334	482,668	479,583	475,702	(3)	(2)	473,252	475,390	—
Core loans	418,470	428,215	429,167	422,582	414,120	(2)	1	423,315	412,145	3

Deposits	690,892	681,013	673,782	674,211	673,761	1	3	685,980	666,719	3
Equity	52,000	52,000	51,000	51,000	51,000	—	2	52,000	51,000	2

Headcount (a)	127,732	128,419	129,518	129,891	131,945	(1)	(3)	127,732	131,945	(3)

(a)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,142	$3,265	$3,339	$3,520	$3,854	(4)%	(18)%	$3,142	$3,854	(18)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	66	59	65	68	50	12	32	125	103	21
Home equity	(16)	—	(4)	(12)	(7)	NM	(129)	(16)	9	NM
Residential mortgage	(12)	(5)	(35)	(105)	(149)	(140)	92	(17)	(147)	88
Home Lending	(28)	(5)	(39)	(117)	(156)	(460)	82	(33)	(138)	76
Card	1,240	1,202	1,111	1,073	1,164	3	7	2,442	2,334	5
Auto	42	58	61	56	50	(28)	(16)	100	126	(21)
Total net charge-offs/(recoveries)	$1,320	$1,314	$1,198	$1,080	$1,108	—	19	$2,634	$2,425	9
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	1.00%	0.90%	0.97%	1.02%	0.77%			0.95%	0.80%
Home equity (d)	(0.25)	—	(0.06)	(0.17)	(0.09)			(0.12)	0.06
Residential mortgage (d)	(0.03)	(0.01)	(0.07)	(0.22)	(0.33)			(0.02)	(0.16)
Home Lending (d)	(0.06)	(0.01)	(0.07)	(0.21)	(0.29)			(0.03)	(0.13)
Card	3.24	3.23	2.93	2.91	3.27			3.23	3.30
Auto	0.27	0.37	0.38	0.35	0.31			0.32	0.39
Total net charge-off/(recovery) rate (d)	1.19	1.17	1.04	0.95	1.00			1.18	1.10

30+ day delinquency rate
Home Lending (e)(f)	0.71%	0.77%	0.77%	0.81%	0.86%			0.71%	0.86%
Card	1.71	1.85	1.83	1.75	1.65			1.71	1.65
Auto	0.82	0.63	0.93	0.82	0.77			0.82	0.77

90+ day delinquency rate - Card	0.87	0.97	0.92	0.85	0.85			0.87	0.85

Allowance for loan losses
Consumer & Business Banking	$796	$796	$796	$796	$796	—	—	$796	$796	—
Home Lending, excluding PCI loans	1,003	1,003	1,003	1,003	1,003	—	—	1,003	1,003	—
Home Lending - PCI loans (c)	1,299	1,738	1,788	1,824	2,132	(25)	(39)	1,299	2,132	(39)
Card	5,383	5,183	5,184	5,034	4,884	4	10	5,383	4,884	10
Auto	465	465	464	464	464	—	—	465	464	—
Total allowance for loan losses (c)	$8,946	$9,185	$9,235	$9,121	$9,279	(3)	(4)	$8,946	$9,279	(4)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $1.8 billion, $2.2 billion, $2.6 billion, $2.9 billion and $3.3 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, excluded write-offs in the PCI portfolio of $39 million, $50 million, $36 million, $58 million and $73 million, respectively, and for the six months ended June 30, 2019 and 2018 excluded $89 million and $93 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, refer to Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.19)%, –%, (0.04)%, (0.12)% and (0.07)%, respectively; (2) residential mortgage of (0.03)%, (0.01)%, (0.07)%, (0.20)% and (0.30)%, respectively; (3) Home Lending of (0.05)%, (0.01)%, (0.06)%, (0.19)% and (0.26)%, respectively; and (4) total CCB of 1.14%, 1.11%, 0.99%, 0.89% and 0.93%, respectively. For the six months ended June 30, 2019 and 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.09)% and 0.04%, respectively; (2) residential mortgage of (0.02)% and (0.15)%, respectively; (3) Home Lending of (0.03)% and (0.12)%, respectively; and (4) total CCB of 1.13% and 1.03%, respectively.

(e)
At June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, excluded mortgage loans insured by U.S. government agencies of $2.9 billion, $3.2 billion, $4.1 billion, $4.5 billion and $5.0 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 8.71%, 8.90%, 9.16%, 9.39% and 9.40% at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												SIX MONTHS ENDED JUNE 30,
											2Q19 Change						2019 Change
	2Q19		1Q19		4Q18		3Q18		2Q18		1Q19	2Q18	2019		2018		2018
BUSINESS METRICS
Number of:
Branches	4,970		5,028		5,036		5,066		5,091		(1)%	(2)%	4,970		5,091		(2)%
Active digital customers (in thousands) (a)	51,032		50,651		49,254		48,664		47,952		1	6	51,032		47,952		6
Active mobile customers (in thousands) (b)	35,392		34,371		33,260		32,538		31,651		3	12	35,392		31,651		12

Debit and credit card sales volume (in billions)	$281.5		$255.1		$270.5		$259.0		$255.0		10	10	$536.6		$487.4		10

Consumer & Business Banking
Average deposits	$676,663		$668,526		$660,279		$659,513		$659,772		1	3	$672,617		$653,123		3
Deposit margin	2.60%		2.62%		2.55%		2.43%		2.36%				2.61%		2.28%
Business banking origination volume	$1,741		$1,480		$1,477		$1,629		$1,921		18	(9)	$3,221		$3,577		(10)
Client investment assets	328,141		312,310		282,463		298,405		283,731		5	16	328,141		283,731		16

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$12.5		$7.9		$9.0		$10.6		$10.4		58	20	$20.4		$18.7		9
Correspondent	12.0		7.1		8.2		11.9		11.1		69	8	19.1		21.0		(9)
Total mortgage origination volume (c)	$24.5		$15.0		$17.2		$22.5		$21.5		63	14	$39.5		$39.7		(1)
Total loans serviced (period-end)	$780.1		$791.5		$789.8		$798.6		$802.6		(1)	(3)	$780.1		$802.6		(3)
Third-party mortgage loans serviced (period-end)	526.6		529.6		519.6		526.5		533.0		(1)	(1)	526.6		533.0		(1)
MSR carrying value (period-end)	5.1		6.0		6.1		6.4		6.2		(15)	(18)	5.1		6.2		(18)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.97%		1.13%		1.17%		1.22%		1.16%				0.97%		1.16%
MSR revenue multiple (d)	2.69	x	3.32	x	3.34	x	3.49	x	3.31	x			2.77	x	3.22	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$192.5		$172.5		$185.3		$176.0		$174.0		12	11	$365.0		$331.1		10

Card Services
Net revenue rate	11.48%		11.63%		11.57%		11.50%		10.38%				11.55%		11.00%

Merchant Services
Merchant processing volume (in billions)	$371.6		$356.5		$375.2		$343.8		$330.8		4	12	$728.1		$647.1		13

Auto
Loan and lease origination volume (in billions)	$8.5		$7.9		$7.0		$8.1		$8.3		8	2	$16.4		$16.7		(2)
Average auto operating lease assets	21,314		20,831		20,041		19,176		18,407		2	16	21,074		17,996		17

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $26.3 billion, $16.4 billion, $18.7 billion, $24.5 billion and $23.7 billion for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively, and $42.7 billion and $43.7 billion for the six months ended June 30, 2019 and 2018, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change					2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018		2018
INCOME STATEMENT
REVENUE
Investment banking fees	$1,846	$1,844	$1,815	$1,823	$2,139	—%	(14)%	$3,690	$3,835		(4)%
Principal transactions	3,885	4,163	1,485	3,091	3,666	(7)	6	8,048	7,695		5
Lending- and deposit-related fees	374	361	361	373	382	4	(2)	735	763		(4)
Asset management, administration and commissions	1,149	1,101	1,072	1,130	1,155	4	(1)	2,250	2,286		(2)
All other income	229	194	281	88	190	18	21	423	870	(d)	(51)
Noninterest revenue	7,483	7,663	5,014	6,505	7,532	(2)	(1)	15,146	15,449		(2)
Net interest income	2,158	2,185	2,223	2,300	2,391	(1)	(10)	4,343	4,957		(12)
TOTAL NET REVENUE (a)	9,641	9,848	7,237	8,805	9,923	(2)	(3)	19,489	20,406		(4)

Provision for credit losses	—	87	82	(42)	58	NM	NM	87	(100)		NM

NONINTEREST EXPENSE
Compensation expense	2,698	2,949	2,057	2,402	2,720	(9)	(1)	5,647	5,756		(2)
Noncompensation expense	2,789	2,504	2,624	2,773	2,683	11	4	5,293	5,306		—
TOTAL NONINTEREST EXPENSE	5,487	5,453	4,681	5,175	5,403	1	2	10,940	11,062		(1)

Income before income tax expense	4,154	4,308	2,474	3,672	4,462	(4)	(7)	8,462	9,444		(10)
Income tax expense	1,219	1,057	499	1,046	1,264	15	(4)	2,276	2,272		—
NET INCOME	$2,935	$3,251	$1,975	$2,626	$3,198	(10)	(8)	$6,186	$7,172		(14)

FINANCIAL RATIOS
ROE	14%	16%	10%	14%	17%			15%	20%
Overhead ratio	57	55	65	59	54			56	54
Compensation expense as percentage of total net revenue	28	30	28	27	27			29	28

REVENUE BY BUSINESS
Investment Banking	$1,776	$1,745	$1,720	$1,731	$1,949	2	(9)	$3,521	$3,536		—
Treasury Services	1,135	1,147	1,217	1,183	1,181	(1)	(4)	2,282	2,297		(1)
Lending	337	340	344	331	321	(1)	5	677	623		9
Total Banking	3,248	3,232	3,281	3,245	3,451	—	(6)	6,480	6,456		—
Fixed Income Markets	3,690	3,725	1,856	2,844	3,453	(1)	7	7,415	8,006		(7)
Equity Markets	1,728	1,741	1,317	1,595	1,959	(1)	(12)	3,469	3,976		(13)
Securities Services	1,045	1,014	1,026	1,057	1,103	3	(5)	2,059	2,162		(5)
Credit Adjustments & Other (b)	(70)	136	(243)	64	(43)	NM	(63)	66	(194)		NM
Total Markets & Securities Services (c)	6,393	6,616	3,956	5,560	6,472	(3)	(1)	13,009	13,950	(d)	(7)
TOTAL NET REVENUE	$9,641	$9,848	$7,237	$8,805	$9,923	(2)	(3)	$19,489	$20,406		(4)

(a)
Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $547 million, $539 million, $465 million, $354 million and $428 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively and $1.1 billion and $833 million for the six months ended June 30, 2019 and 2018, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

(c)	Formerly Markets & Investor Services.

(d)
Included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance in the first quarter of 2018 for certain equity investments previously held at cost.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Assets	$962,498	$1,006,111	$903,051	$928,148	$908,954	(4)%	6%	$962,498	$908,954	6%
Loans:
Loans retained (a)	123,074	127,086	129,389	117,084	116,645	(3)	6	123,074	116,645	6
Loans held-for-sale and loans at fair value	6,838	7,783	13,050	6,133	6,254	(12)	9	6,838	6,254	9
Total loans	129,912	134,869	142,439	123,217	122,899	(4)	6	129,912	122,899	6
Core loans	129,747	134,692	142,122	122,953	122,574	(4)	6	129,747	122,574	6

Equity	80,000	80,000	70,000	70,000	70,000	—	14	80,000	70,000	14

SELECTED BALANCE SHEET DATA (average)
Assets	$992,792	$959,842	$918,643	$924,909	$937,217	3	6	976,408	$923,756	6
Trading assets - debt and equity instruments	421,775	381,312	334,033	349,390	358,611	11	18	401,656	356,750	13
Trading assets - derivative receivables	48,815	50,609	59,393	62,025	60,623	(4)	(19)	49,707	60,393	(18)
Loans:
Loans retained (a)	124,194	126,990	118,857	115,390	113,950	(2)	9	125,585	111,665	12
Loans held-for-sale and loans at fair value	7,763	8,615	6,852	7,328	5,961	(10)	30	8,186	5,722	43
Total loans	131,957	135,605	125,709	122,718	119,911	(3)	10	133,771	117,387	14
Core loans	131,792	135,420	125,505	122,442	119,637	(3)	10	133,596	117,090	14

Equity	80,000	80,000	70,000	70,000	70,000	—	14	80,000	70,000	14

Headcount (b)	54,959	54,697	54,480	54,052	51,400	—	7	54,959	51,400	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$72	$30	$(1)	$(40)	$114	140	(37)	$102	$134	(24)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	569	812	443	318	352	(30)	62	569	352	62
Nonaccrual loans held-for-sale and loans at fair value	370	313	220	9	175	18	111	370	175	111
Total nonaccrual loans	939	1,125	663	327	527	(17)	78	939	527	78

Derivative receivables	39	44	60	90	112	(11)	(65)	39	112	(65)
Assets acquired in loan satisfactions	58	58	57	61	104	—	(44)	58	104	(44)
Total nonperforming assets	1,036	1,227	780	478	743	(16)	39	1,036	743	39
Allowance for credit losses:
Allowance for loan losses	1,131	1,252	1,199	1,068	1,043	(10)	8	1,131	1,043	8
Allowance for lending-related commitments	807	758	754	802	828	6	(3)	807	828	(3)
Total allowance for credit losses	1,938	2,010	1,953	1,870	1,871	(4)	4	1,938	1,871	4

Net charge-off/(recovery) rate (a)(d)	0.23%	0.10%	—%	(0.14)%	0.40%			0.16%	0.24%
Allowance for loan losses to period-end loans retained (a)	0.92	0.99	0.93	0.91	0.89			0.92	0.89
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (e)	1.27	1.34	1.24	1.27	1.27			1.27	1.27
Allowance for loan losses to nonaccrual loans retained (a)(c)	199	154	271	336	296			199	296
Nonaccrual loans to total period-end loans	0.72	0.83	0.47	0.27	0.43			0.72	0.43

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business.

(c)
Allowance for loan losses of $147 million, $252 million, $174 million, $145 million and $141 million were held against nonaccrual loans at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(e)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
BUSINESS METRICS
Advisory	$525	$644	$727	$581	$626	(18)%	(16)%	$1,169	$1,201	(3)%
Equity underwriting	505	265	348	420	570	91	(11)	770	916	(16)
Debt underwriting	816	935	740	822	943	(13)	(13)	1,751	1,718	2
Total investment banking fees	$1,846	$1,844	$1,815	$1,823	$2,139	—	(14)	$3,690	$3,835	(4)

Assets under custody (“AUC”) (period-end) (in billions)	$25,450	$24,716	$23,217	$24,403	$24,184	3	5	$25,450	$24,184	5

Client deposits and other third-party liabilities (average) (a)	458,237	444,055	445,642	434,847	433,646	3	6	451,185	428,502	5

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$39	$44	$37	$30	$31	(11)	26
Foreign exchange	7	9	6	5	6	(22)	17
Equities	25	16	20	16	15	56	67
Commodities and other	9	10	11	9	7	(10)	29
Diversification benefit to CIB trading VaR (c)	(36)	(32)	(25)	(27)	(27)	(13)	(33)
CIB trading VaR (b)	44	47	49	33	32	(6)	38
Credit portfolio VaR (d)	5	5	4	3	4	—	25
Diversification benefit to CIB VaR (c)	(5)	(4)	(4)	(3)	(3)	(25)	(67)
CIB VaR	$44	$48	$49	$33	$33	(8)	33

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, refer to VaR measurement on pages 126–128 of the Firm’s 2018 Form 10-K, and pages 58-60 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$216	$227	$204	$216	$224	(5)%	(4)%	$443	$450	(2)%
All other income (a)	333	431	381	360	409	(23)	(19)	764	732	4
Noninterest revenue	549	658	585	576	633	(17)	(13)	1,207	1,182	2
Net interest income	1,662	1,680	1,721	1,695	1,683	(1)	(1)	3,342	3,300	1
TOTAL NET REVENUE (b)	2,211	2,338	2,306	2,271	2,316	(5)	(5)	4,549	4,482	1

Provision for credit losses	29	90	106	(15)	43	(68)	(33)	119	38	213

NONINTEREST EXPENSE
Compensation expense	438	449	426	432	415	(2)	6	887	836	6
Noncompensation expense	426	424	419	421	429	—	(1)	850	852	—
TOTAL NONINTEREST EXPENSE	864	873	845	853	844	(1)	2	1,737	1,688	3

Income before income tax expense	1,318	1,375	1,355	1,433	1,429	(4)	(8)	2,693	2,756	(2)
Income tax expense	322	322	319	344	342	—	(6)	644	644	—
NET INCOME	$996	$1,053	$1,036	$1,089	$1,087	(5)	(8)	$2,049	$2,112	(3)

Revenue by product
Lending	$1,012	$1,012	$997	$1,027	$1,026	—	(1)	$2,024	$2,025	—
Treasury services	989	1,029	1,055	1,021	1,026	(4)	(4)	2,018	1,998	1
Investment banking (c)	193	289	208	206	254	(33)	(24)	482	438	10
Other	17	8	46	17	10	113	70	25	21	19
Total Commercial Banking net revenue (b)	$2,211	$2,338	$2,306	$2,271	$2,316	(5)	(5)	$4,549	$4,482	1

Investment banking revenue, gross (d)	$592	$818	$602	$581	$739	(28)	(20)	$1,410	$1,308	8

Revenue by client segment
Middle Market Banking	$939	$951	$959	$935	$919	(1)	2	$1,890	$1,814	4
Corporate Client Banking	709	816	741	749	807	(13)	(12)	1,525	1,494	2
Commercial Real Estate Banking (e)	538	547	568	562	559	(2)	(4)	1,085	1,119	(3)
Other (e)	25	24	38	25	31	4	(19)	49	55	(11)
Total Commercial Banking net revenue (b)	$2,211	$2,338	$2,306	$2,271	$2,316	(5)	(5)	$4,549	$4,482	1

FINANCIAL RATIOS
ROE	17%	19%	20%	21%	21%			18%	20%
Overhead ratio	39	37	37	38	36			38	38

(a)
Effective in the first quarter of 2019, includes revenue from investment banking products, commercial card transactions and asset management fees. The prior period amounts have been revised to conform with the current period presentation.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $100 million, $94 million, $128 million, $107 million and $106 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively and $194 million and $209 million for the six months ended June 30, 2019 and 2018, respectively

(c)	Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.

(d)	For discussion of revenue sharing, refer to page 60 of the Firm’s 2018 Form 10-K.

(e)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,712	$216,111	$220,229	$217,194	$220,232	2%	—%	$220,712	$220,232	—%
Loans:
Loans retained	208,323	204,927	204,219	205,177	205,834	2	1	208,323	205,834	1
Loans held-for-sale and loans at fair value	1,284	410	1,978	405	1,576	213	(19)	1,284	1,576	(19)
Total loans	$209,607	$205,337	$206,197	$205,582	$207,410	2	1	$209,607	$207,410	1
Core loans	209,475	205,199	206,039	205,418	207,238	2	1	209,475	207,238	1
Equity	22,000	22,000	20,000	20,000	20,000	—	10	22,000	20,000	10

Period-end loans by client segment
Middle Market Banking	$56,346	$56,846	$56,656	$57,324	$58,301	(1)	(3)	$56,346	$58,301	(3)
Corporate Client Banking	51,500	46,897	48,343	46,890	48,885	10	5	51,500	48,885	5
Commercial Real Estate Banking (a)	100,751	100,622	100,088	100,072	98,808	—	2	100,751	98,808	2
Other (a)	1,010	972	1,110	1,296	1,416	4	(29)	1,010	1,416	(29)
Total Commercial Banking loans	$209,607	$205,337	$206,197	$205,582	$207,410	2	1	$209,607	$207,410	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,760	$218,297	$218,227	$219,232	$218,396	—	—	$218,530	$217,781	—
Loans:
Loans retained	206,771	204,462	205,113	205,603	204,239	1	1	$205,623	203,109	1
Loans held-for-sale and loans at fair value	701	1,634	1,610	1,617	1,381	(57)	(49)	1,165	896	30
Total loans	$207,472	$206,096	$206,723	$207,220	$205,620	1	1	$206,788	$204,005	1
Core loans	207,336	205,949	206,561	207,052	205,440	1	1	206,646	203,809	1
Client deposits and other third-party liabilities	168,247	167,260	169,174	168,169	170,745	1	(1)	167,756	173,168	(3)
Equity	22,000	22,000	20,000	20,000	20,000	—	10	22,000	20,000	10

Average loans by client segment
Middle Market Banking	$57,155	$56,723	$57,004	$57,258	$57,346	1	—	$56,940	$57,052	—
Corporate Client Banking	48,656	48,141	48,167	49,004	48,150	1	1	48,400	46,962	3
Commercial Real Estate Banking (a)	100,671	100,264	100,320	99,627	98,601	—	2	100,469	98,500	2
Other (a)	990	968	1,232	1,331	1,523	2	(35)	979	1,491	(34)
Total Commercial Banking loans	$207,472	$206,096	$206,723	$207,220	$205,620	1	1	$206,788	$204,005	1

Headcount	11,248	11,033	11,042	10,937	10,579	2	6	11,248	10,579	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$15	$11	$37	$(18)	$34	36	(56)	$26	$34	(24)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	614	544	511	452	546	13	12	614	546	12
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	5	—	—	—	—	—	—
Total nonaccrual loans	614	544	511	457	546	13	12	614	546	12

Assets acquired in loan satisfactions	20	—	2	2	2	NM	NM	20	2	NM
Total nonperforming assets	634	544	513	459	548	17	16	634	548	16
Allowance for credit losses:
Allowance for loan losses	2,756	2,766	2,682	2,619	2,622	—	5	2,756	2,622	5
Allowance for lending-related commitments	274	250	254	249	243	10	13	274	243	13
Total allowance for credit losses	3,030	3,016	2,936	2,868	2,865	—	6	3,030	2,865	6

Net charge-off/(recovery) rate (c)	0.03%	0.02%	0.07%	(0.03)%	0.07%			0.03%	0.03%
Allowance for loan losses to period-end loans retained	1.32	1.35	1.31	1.28	1.27			1.32	1.27
Allowance for loan losses to nonaccrual loans retained (b)	449	508	525	579	480			449	480
Nonaccrual loans to period-end total loans	0.29	0.26	0.25	0.22	0.26			0.29	0.26

(a)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

(b)
Allowance for loan losses of $125 million, $132 million, $92 million, $105 million and $126 million was held against nonaccrual loans retained at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,568	$2,416	$2,548	$2,563	$2,532	6%	1%	$4,984	$5,060	(2)%
All other income	115	177	(6)	117	155	(35)	(26)	292	257	14
Noninterest revenue	2,683	2,593	2,542	2,680	2,687	3	—	5,276	5,317	(1)
Net interest income	876	896	897	879	885	(2)	(1)	1,772	1,761	1
TOTAL NET REVENUE	3,559	3,489	3,439	3,559	3,572	2	—	7,048	7,078	—

Provision for credit losses	2	2	13	23	2	—	—	4	17	(76)

NONINTEREST EXPENSE
Compensation expense	1,406	1,462	1,383	1,391	1,329	(4)	6	2,868	2,721	5
Noncompensation expense	1,190	1,185	1,238	1,194	1,237	—	(4)	2,375	2,426	(2)
TOTAL NONINTEREST EXPENSE	2,596	2,647	2,621	2,585	2,566	(2)	1	5,243	5,147	2

Income before income tax expense	961	840	805	951	1,004	14	(4)	1,801	1,914	(6)
Income tax expense	242	179	201	227	249	35	(3)	421	389	8
NET INCOME	$719	$661	$604	$724	$755	9	(5)	$1,380	$1,525	(10)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,785	$1,761	$1,723	$1,827	$1,826	1	(2)	$3,546	$3,613	(2)
Wealth Management	1,774	1,728	1,716	1,732	1,746	3	2	3,502	3,465	1
TOTAL NET REVENUE	$3,559	$3,489	$3,439	$3,559	$3,572	2	—	$7,048	$7,078	—

FINANCIAL RATIOS
ROE	27%	25%	26%	31%	33%			26%	33%
Overhead ratio	73	76	76	73	72			74	73
Pretax margin ratio:
Asset Management	25	23	25	27	28			24	27
Wealth Management	29	25	22	26	28			27	27
Asset & Wealth Management	27	24	23	27	28			26	27

Headcount	23,683	24,347	23,920	23,747	23,141	(3)	2	23,683	23,141	2

Number of Wealth Management client advisors	2,735	2,877	2,865	2,808	2,644	(5)	3	2,735	2,644	3

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$172,149	$165,865	$170,024	$166,716	$161,474	4%	7%	$172,149	$161,474	7%
Loans	149,877	143,750	147,632	143,162	138,606	4	8	149,877	138,606	8
Core loans	149,877	143,750	147,632	143,162	138,606	4	8	149,877	138,606	8
Deposits	136,225	143,348	138,546	130,497	131,511	(5)	4	136,225	131,511	4
Equity	10,500	10,500	9,000	9,000	9,000	—	17	10,500	9,000	17

SELECTED BALANCE SHEET DATA (average)
Total assets	$167,544	$167,358	$166,353	$161,982	$158,244	—	6	$167,452	$156,305	7
Loans	146,494	145,406	144,434	140,558	136,710	1	7	145,953	134,683	8
Core loans	146,494	145,406	144,434	140,558	136,710	1	7	145,953	134,683	8
Deposits	140,317	138,235	132,486	133,021	139,557	2	1	139,282	141,865	(2)
Equity	10,500	10,500	9,000	9,000	9,000	—	17	10,500	9,000	17

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	(3)	$4	$3	$11	$(5)	NM	40	$1	$(4)	NM
Nonaccrual loans	127	285	263	285	323	(55)	(61)	127	323	(61)
Allowance for credit losses:
Allowance for loan losses	331	325	326	317	304	2	9	331	304	9
Allowance for lending-related commitments	17	18	16	15	15	(6)	13	17	15	13
Total allowance for credit losses	348	343	342	332	319	1	9	348	319	9
Net charge-off/(recovery) rate	(0.01)%	0.01%	0.01%	0.03%	(0.01)%			—%	(0.01)%
Allowance for loan losses to period-end loans	0.22	0.23	0.22	0.22	0.22			0.22	0.22
Allowance for loan losses to nonaccrual loans	261	114	124	111	94			261	94
Nonaccrual loans to period-end loans	0.08	0.20	0.18	0.20	0.23			0.08	0.23

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2019
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2019 Change
CLIENT ASSETS	2019	2019	2018	2018	2018	2019	2018	2019	2018	2018
Assets by asset class
Liquidity	$481	$476	$480	$463	$448	1%	7%	$481	$448	7%
Fixed income	543	495	464	457	452	10	20	543	452	20
Equity	441	427	384	452	435	3	1	441	435	1
Multi-asset and alternatives	713	698	659	705	693	2	3	713	693	3
TOTAL ASSETS UNDER MANAGEMENT	2,178	2,096	1,987	2,077	2,028	4	7	2,178	2,028	7
Custody/brokerage/administration/deposits	820	801	746	790	771	2	6	820	771	6
TOTAL CLIENT ASSETS	$2,998	$2,897	$2,733	$2,867	$2,799	3	7	$2,998	$2,799	7

Memo:
Alternatives client assets (a)	$177	$172	$171	$172	$172	3	3	$177	$172	3

Assets by client segment
Private Banking	$617	$597	$552	$576	$551	3	12	$617	$551	12
Institutional	991	943	926	945	934	5	6	991	934	6
Retail	570	556	509	556	543	3	5	570	543	5
TOTAL ASSETS UNDER MANAGEMENT	$2,178	$2,096	$1,987	$2,077	$2,028	4	7	$2,178	$2,028	7

Private Banking	$1,410	$1,371	$1,274	$1,339	$1,298	3	9	$1,410	$1,298	9
Institutional	1,013	965	946	967	956	5	6	1,013	956	6
Retail	575	561	513	561	545	2	6	575	545	6
TOTAL CLIENT ASSETS	$2,998	$2,897	$2,733	$2,867	$2,799	3	7	$2,998	$2,799	7

Assets under management rollforward
Beginning balance	$2,096	$1,987	$2,077	$2,028	$2,016			$1,987	$2,034
Net asset flows:
Liquidity	4	(5)	21	14	17			(1)	(4)
Fixed income	37	19	8	3	(7)			56	(12)
Equity	(1)	(6)	(6)	1	2			(7)	7
Multi-asset and alternatives	—	(3)	(5)	4	9			(3)	25
Market/performance/other impacts	42	104	(108)	27	(9)			146	(22)
Ending balance	$2,178	$2,096	$1,987	$2,077	$2,028			$2,178	$2,028

Client assets rollforward
Beginning balance	$2,897	$2,733	$2,867	$2,799	$2,788			$2,733	$2,789
Net asset flows	52	9	30	33	11			61	25
Market/performance/other impacts	49	155	(164)	35	—			204	(15)
Ending balance	$2,998	$2,897	$2,733	$2,867	$2,799			$2,998	$2,799

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Principal transactions	$(175)	$(62)	$(204)	$(161)	$83	(182)%	NM	$(237)	$(61)	(289)%
Investment securities gains/(losses)	44	13	(24)	(46)	(80)	238	NM	57	(325)	NM
All other income	6	57	185	30	139	(89)	(96)	63	343	(82)
Noninterest revenue	(125)	8	(43)	(177)	142	NM	NM	(117)	(43)	(172)
Net interest income	447	417	170	74	(62)	7	NM	864	(109)	NM
TOTAL NET REVENUE (a)	322	425	127	(103)	80	(24)	303	747	(152)	NM

Provision for credit losses	(2)	2	(1)	2	(1)	NM	(100)	—	(5)	NM

NONINTEREST EXPENSE (b)	232	211	508	28	279	10	(17)	443	366	21
Income/(loss) before income tax expense/(benefit)	92	212	(380)	(133)	(198)	(57)	NM	304	(513)	NM
Income tax expense/(benefit) (c)	(736)	(39)	197	12	(62)	NM	NM	(775)	6	NM
NET INCOME/(LOSS)	$828	$251	$(577)	$(145)	$(136)	230	NM	$1,079	$(519)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	618	511	275	186	87	21	NM	1,129	49	NM
Other Corporate	(296)	(86)	(148)	(289)	(7)	(244)	NM	(382)	(201)	(90)
TOTAL NET REVENUE	$322	$425	$127	$(103)	$80	(24)	303	$747	$(152)	NM

NET INCOME/(LOSS)
Treasury and CIO	462	334	175	96	(153)	38	NM	796	(340)	NM
Other Corporate	366	(83)	(752)	(241)	17	NM	NM	283	(179)	NM
TOTAL NET INCOME/(LOSS)	$828	$251	$(577)	$(145)	$(136)	230	NM	$1,079	$(519)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$821,330	$796,615	$771,787	$742,693	$746,716	3	10	$821,330	$746,716	10
Loans	1,695	1,885	1,597	1,556	1,720	(10)	(1)	1,695	1,720	(1)
Core loans (d)	1,695	1,885	1,597	1,556	1,720	(10)	(1)	1,695	1,720	(1)

Headcount	37,361	37,502	37,145	36,686	35,877	—	4	37,361	35,877	4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$44	$13	$(24)	$(46)	$(80)	238%	NM	$57	$(325)	NM
Available-for-sale (“AFS”) investment securities (average)	248,612	226,605	211,997	197,230	200,232	10	24	237,669	202,266	18
Held-to-maturity (“HTM”) investment securities (average)	30,929	31,082	31,466	31,232	30,304	—	2	31,005	32,152	(4)
Investment securities portfolio (average)	$279,541	$257,687	$243,463	$228,462	$230,536	8	21	$268,674	$234,418	15
AFS investment securities (period-end)	274,533	234,832	228,681	198,523	200,434	17	37	274,533	200,434	37
HTM investment securities (period-end)	30,907	30,849	31,434	31,368	31,006	—	—	30,907	31,006	—
Investment securities portfolio (period-end)	$305,440	$265,681	$260,115	$229,891	$231,440	15	32	$305,440	$231,440	32

(a)
Included tax-equivalent adjustments, driven by tax-exempt income from municipal bond investments, of $81 million, $86 million, $95 million, $94 million and $95 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively, and $167 million and $193 million for the six months ended June 30, 2019 and 2018, respectively.

(b)
Included legal expense/(benefit) of $(67) million, $(90) million, $(16) million, $(175) million and $(8) million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively, and $(157) million and $(50) million for the six months ended June 30, 2019 and 2018, respectively.

(c)	The three and six months ended June 30, 2019 reflected income tax benefits of $742 million and $825 million, respectively, due to the resolution of certain tax audits.

(d)
Average core loans were $1.7 billion for the three months ended June 30, 2019, $1.6 billion for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, respectively, and $1.7 billion for the three months ended June 30, 2018, and $1.6 billion and $1.7 billion for the six months ended June 30, 2019 and 2018, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Jun 30, 2019
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Jun 30,
	2019	2019	2018	2018		2018	2019	2018
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$329,450	$336,508	$349,603	$350,749		$347,610	(2)%	(5)%
Loans - PCI	22,242	23,207	24,034	25,209		26,977	(4)	(18)
Total loans retained	351,692	359,715	373,637	375,958		374,587	(2)	(6)
Loans held-for-sale	1,030	4,199	95	104		110	(75)	NM
Total consumer, excluding credit card loans	352,722	363,914	373,732	376,062		374,697	(3)	(6)

Credit card loans
Loans retained	157,568	150,515	156,616	147,856		145,221	5	9
Loans held-for-sale	8	12	16	25		34	(33)	(76)
Total credit card loans	157,576	150,527	156,632	147,881		145,255	5	8
Total consumer loans	510,298	514,441	530,364	523,943		519,952	(1)	(2)

Wholesale loans (b)
Loans retained	438,468	433,611	439,162	423,837		420,632	1	4
Loans held-for-sale and loans at fair value	8,123	8,193	15,028	6,538		7,830	(1)	4
Total wholesale loans	446,591	441,804	454,190	430,375		428,462	1	4

Total loans	956,889	956,245	984,554	954,318		948,414	—	1
Derivative receivables	52,878	50,333	54,213	60,062		58,510	5	(10)
Receivables from customers and other (c)	27,414	20,952	30,217	26,137		27,607	31	(1)
Total credit-related assets	1,037,181	1,027,530	1,068,984	1,040,517		1,034,531	1	—

Lending-related commitments
Consumer, excluding credit card	51,491	48,922	46,066	50,630		51,784	5	(1)
Credit card	633,970	626,922	605,379	600,728		592,452	1	7
Wholesale	394,301	384,957	387,813	397,316	(f)	401,757	2	(2)
Total lending-related commitments	1,079,762	1,060,801	1,039,258	1,048,674		1,045,993	2	3

Total credit exposure	$2,116,943	$2,088,331	$2,108,242	$2,089,191		$2,080,524	1	2

Memo: Total by category
Consumer exposure (d)	$1,195,780	$1,190,305	$1,181,963	$1,175,456		$1,164,341	—	3
Wholesale exposures (e)	921,163	898,026	926,279	913,735		916,183	3	1
Total credit exposure	$2,116,943	$2,088,331	$2,108,242	$2,089,191		$2,080,524	1	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)	Primarily represents prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

(f)	The prior period amount has been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2019
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2019	2019	2018	2018	2018	2019	2018
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,262	$3,389	$3,461	$3,636	$3,979	(4)%	(18)%

Wholesale nonaccrual loans
Loans retained	1,238	1,570	1,150	994	1,156	(21)	7
Loans held-for-sale and loans at fair value	370	313	220	14	175	18	111
Total wholesale nonaccrual loans	1,608	1,883	1,370	1,008	1,331	(15)	21

Total nonaccrual loans	4,870	5,272	4,831	4,644	5,310	(8)	(8)

Derivative receivables	39	44	60	90	112	(11)	(65)
Assets acquired in loan satisfactions	351	300	299	300	345	17	2
Total nonperforming assets	5,260	5,616	5,190	5,034	5,767	(6)	(9)
Wholesale lending-related commitments (d)	465	455	469	252	712	2	(35)
Total nonperforming exposure	$5,725	$6,071	$5,659	$5,286	$6,479	(6)	(12)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.51%	0.55%	0.49%	0.49%	0.56%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.92	0.93	0.93	0.97	1.06
Total wholesale nonaccrual loans to total
wholesale loans	0.36	0.43	0.30	0.23	0.31

(a)
At June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $1.8 billion, $2.2 billion, $2.6 billion, $2.9 billion and $3.3 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $56 million, $69 million, $75 million, $78 million and $84 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). For additional information on the Firm’s credit card nonaccrual and charge-off policies, refer to Note 12 of the Firm’s 2018 Form 10-K.

(b)	Included nonaccrual loans held-for-sale of $31 million at June 30, 2019. There were no nonaccrual loans held-for-sale in all other periods presented.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,533	$13,445	$13,128	$13,250	$13,375	1%	1%	$13,445	$13,604	(1)%
Net charge-offs:
Gross charge-offs	1,704	1,642	1,532	1,459	1,718	4	(1)	3,346	3,358	—
Gross recoveries	(301)	(281)	(296)	(426)	(466)	(7)	35	(582)	(771)	25
Net charge-offs	1,403	1,361	1,236	1,033	1,252	3	12	2,764	2,587	7
Write-offs of PCI loans (a)	39	50	36	58	73	(22)	(47)	89	93	(4)
Provision for loan losses	1,077	1,492	1,591	968	1,199	(28)	(10)	2,569	2,326	10
Other	(2)	7	(2)	1	1	NM	NM	5	—	NM
Ending balance	$13,166	$13,533	$13,445	$13,128	$13,250	(3)	(1)	$13,166	$13,250	(1)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,058	$1,055	$1,097	$1,117	$1,107	—	(4)	$1,055	$1,068	(1)
Provision for lending-related commitments	72	3	(43)	(20)	11	NM	NM	75	49	53
Other	(1)	—	1	—	(1)	NM	—	(1)	—	NM
Ending balance	$1,129	$1,058	$1,055	$1,097	$1,117	7	1	$1,129	$1,117	1

Total allowance for credit losses	$14,295	$14,591	$14,500	$14,225	$14,367	(2)	(1)	$14,295	$14,367	(1)

NET CHARGE-OFF/(RECOVERY) RATES (b)
Consumer retained, excluding credit card loans	0.09%	0.13%	0.09%	0.01%	(0.06)%			0.11%	0.05%
Credit card retained loans	3.24	3.23	2.93	2.91	3.27			3.23	3.30
Total consumer retained loans	1.04	1.02	0.91	0.82	0.86			1.03	0.95
Wholesale retained loans	0.08	0.04	0.03	(0.04)	0.14			0.06	0.08
Total retained loans	0.60	0.58	0.52	0.43	0.54			0.59	0.56
Consumer retained loans, excluding credit card and
PCI loans	0.09	0.13	0.10	0.01	(0.07)			0.11	0.05
Consumer retained loans, excluding PCI loans	1.09	1.07	0.95	0.86	0.91			1.08	1.00
Total retained, excluding PCI loans	0.61	0.59	0.53	0.45	0.56			0.60	0.58

Memo: Average retained loans
Consumer retained, excluding credit card loans	$356,568	$370,777	$374,686	$375,742	$374,377	(4)	(5)	$363,634	$373,562	(3)
Credit card retained loans	153,736	151,120	150,574	146,244	142,685	2	8	152,435	142,757	7
Total average retained consumer loans	510,304	521,897	525,260	521,986	517,062	(2)	(1)	516,069	516,319	—
Wholesale retained loans	434,905	434,660	426,594	420,597	414,980	—	5	434,783	409,949	6
Total average retained loans	$945,209	$956,557	$951,854	$942,583	$932,042	(1)	1	$950,852	$926,268	3

Consumer retained, excluding credit card and
PCI loans	$333,854	$347,145	$350,053	$349,367	$345,601	(4)	(3)	$340,463	$344,153	(1)
Consumer retained, excluding PCI loans	487,590	498,265	500,627	495,611	488,286	(2)	—	492,898	486,910	1
Total retained, excluding PCI loans	922,495	932,925	927,218	916,205	903,263	(1)	2	927,681	896,856	3

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2019
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2019	2019	2018	2018	2018	2019	2018
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$145	$151	$196	$204	$226	(4)%	(36)%
Formula-based	2,215	2,208	2,162	2,154	2,130	—	4
PCI	1,299	1,738	1,788	1,824	2,132	(25)	(39)
Total consumer, excluding credit card	3,659	4,097	4,146	4,182	4,488	(11)	(18)
Credit card
Asset-specific (b)	472	461	440	421	402	2	17
Formula-based	4,911	4,722	4,744	4,613	4,482	4	10
Total credit card	5,383	5,183	5,184	5,034	4,884	4	10
Total consumer	9,042	9,280	9,330	9,216	9,372	(3)	(4)
Wholesale
Asset-specific (a)	288	417	297	280	318	(31)	(9)
Formula-based	3,836	3,836	3,818	3,632	3,560	—	8
Total wholesale	4,124	4,253	4,115	3,912	3,878	(3)	6
Total allowance for loan losses	13,166	13,533	13,445	13,128	13,250	(3)	(1)
Allowance for lending-related commitments	1,129	1,058	1,055	1,097	1,117	7	1
Total allowance for credit losses	$14,295	$14,591	$14,500	$14,225	$14,367	(2)	(1)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.04%	1.14%	1.11%	1.11%	1.20%
Credit card allowance to total credit card retained loans	3.42	3.44	3.31	3.40	3.36
Wholesale allowance to total wholesale retained loans	0.94	0.98	0.94	0.92	0.92
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.02	1.06	1.01	0.99	1.00
Total allowance to total retained loans	1.39	1.43	1.39	1.39	1.41
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	113	121	120	115	113
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	174	168	179	175	163
Wholesale allowance to wholesale retained nonaccrual loans	333	271	358	394	335
Total allowance to total retained nonaccrual loans	295	273	292	284	258

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.72	0.70	0.67	0.67	0.68
Total allowance to total retained loans	1.28	1.28	1.23	1.23	1.22
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	73	70	68	65	59
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	145	133	140	135	121
Total allowance to total retained nonaccrual loans	266	238	253	244	217

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, refer to footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.

(d)In addition to reviewing net interest income and the net interest yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q19 Change				2019 Change
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	2019	2018	2018
NET INTEREST INCOME EXCLUDING CIB’s MARKETS
Net interest income - managed basis (a)(b)	$14,536	$14,596	$14,509	$14,062	$13,646	—%	7%	$29,132	$27,116	7%
Less: CIB Markets net interest income	624	624	599	704	754	—	(17)	1,248	1,784	(30)
Net interest income excluding CIB Markets (a)	$13,912	$13,972	$13,910	$13,358	$12,892	—	8	$27,884	$25,332	10

Average interest-earning assets (c)	$2,339,094	$2,298,894	$2,254,449	$2,203,305	$2,206,005	2%	6%	$2,319,105	2,196,675	6%
Less: Average CIB Markets interest-earning assets (c)	673,480	649,180	605,730	596,784	595,160	4	13	661,397	$585,322	13
Average interest-earning assets excluding CIB Markets	$1,665,614	$1,649,714	$1,648,719	$1,606,521	$1,610,845	1	3	$1,657,708	$1,611,353	3

Net interest yield on average interest-earning assets - managed basis (c)	2.49%	2.57%	2.55%	2.53%	2.48%			2.53%	2.49%
Net interest yield on average CIB Markets interest-earning assets (c)	0.37%	0.39%	0.39%	0.47%	0.51%			0.38%	0.61%
Net interest yield on average interest-earning assets excluding CIB Markets	3.35%	3.43%	3.35%	3.30%	3.21%			3.39%	3.17%
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) For a reconciliation of net interest income on a reported and managed basis, refer to reconciliation from reported U.S. GAAP results to managed basis on page 7.
(c) In the second quarter of 2019, the Firm reclassified balances related to certain instruments from interest-earning to noninterest-earning assets, as the associated returns are recorded in principal transactions revenue and not in net interest income. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.
Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.